SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to bring you this annual report for Franklin New York Tax-Free Trust, which covers the period ended December 31, 2000. During the 12 months under review, the U.S. economy cooled as third quarter annualized gross domestic product (GDP) growth dropped sharply to 2.2%, compared with the sizzling 5.6% annualized GDP growth from the previous quarter. Third-quarter performance was weaker than expected and marked the slowest growth since the second quarter of 1999. This GDP report suggested that the economy had started to feel the impact of past Federal Reserve Board (Fed) rate increases. By mid-December, the Fed signaled an end to its long-held tightening bias, and a subsequent flight to quality ensued. As a result, bond prices ended the year at relatively high prices because of a belief by investors that a Fed rate reduction wasn't far off.


BOND MARKET OVERVIEW

The municipal bond market performed relatively well during the period, following a difficult year in 1999 when



CONTENTS

Shareholder Letter ......................................................      1

Fund Reports

 Franklin New York Insured  Tax-Free Income Fund ........................      8

 Franklin New York  Intermediate-Term  Tax-Free Income Fund .............     16

 Franklin New York Tax-Exempt Money Fund ................................     21

Municipal Bond Ratings ..................................................     24

Financial Highlights & Statements of Investments ........................     27

Financial Statements ....................................................     40

Notes to Financial Statements ...........................................     45

Independent Auditors' Report ............................................     50

Tax Designation .........................................................     51


FUND CATEGORY
[PYRAMID GRAPHIC]

"Lower supply also contributed to the favorable conditions for municipal bond funds during the reporting period."



strong economic numbers and the Fed's interest-rate increases hampered bond prices. This relative strength largely was due to the belief that the rate increases were beginning to achieve the desired effect of slowing the economy's growth and that the Fed would not raise interest rates further in the near term. Thus, long-term interest rates generally declined during the year, with the 30-year Treasury bond yield falling from 6.48% on December 31, 1999, to 5.46% on December 31, 2000. The 10-year Treasury note's yield also dropped, from 6.44% at the beginning of the period to 5.11% at period's end. The municipal bond market generally followed Treasuries and experienced falling yields. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of the municipal bond market, decreased from a yield of 6.22% to 5.47% for the same period.(1) Since bond yields and prices have an inverse relationship, as yields fell, bond prices increased, leading to an increase in the value of most bond mutual funds.

Lower supply also contributed to the favorable conditions for municipal bond funds during the reporting period. The strong economy, which increased revenues for most municipalities, reduced the need for borrowing to finance capital





1. Source: The Bond Buyer. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity generally has been about 29-30 years.

projects. From January 1 through December 31, 2000, national municipal bond issuance was down 12% compared with 1999's.(2) Reduced supply and continued high demand for municipal bonds among insurance and mutual fund companies, as well as retail investors, resulted in their price increase.

In February 2000, the federal government announced a plan to buy back 30-year Treasury bonds, which increased their price and decreased their yield. This meant that, on a relative basis, long-term municipal bond yields were more attractive. During the 12-month reporting period, municipal bonds, as measured by the Bond Buyer 40, yielded as much as 103% of a comparable Treasury bond's yield. Historically, this ratio is about 90%.(2) Since municipal bonds are tax-exempt, they generally yield less than Treasuries, which are subject to federal income tax.(3) When municipal bond yields are nearly the same as those of Treasuries, investors can take advantage of the tax exemption at little extra cost.

Looking forward, we believe the Fed will continue to monitor inflationary tendencies closely. If the economy slows further into 2001, bond markets may continue their positive

2. Source: The Bond Buyer, 1/2/01.

3. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

trend. Predicting market cycles, however, is very difficult, even for professional economists, which is why we recommend investing for the long term. It is important to remember that, over time, the tax-free income received from municipal bond funds will ultimately drive their total return performance.


NEW YORK UPDATE

With a gross state product of more than $706 billion, New York's economy is the 10th largest in the world, accounting for approximately 8% of the U.S. GDP.(4, 5) The state is home to 65 Fortune 500 companies, more than any other state, and the New York Stock Exchange transacts more than $1 trillion during a typical day, making New York City one of the world's financial capitals.(4)

Important structural reforms enacted over the past three years significantly improved New York's economic competitiveness. Realizing that the high cost of living and conducting business in New York put a crimp on the state's economic growth, the Empire State placed a priority on lowering taxes, enacting prudent fiscal procedures and enhancing its business


4. Source: Bureau of Economic Analysis, Gross State Product Data, 9/5/00.

5. Source: State of New York, 11/28/00, www.state.ny.us.

environment. Chief among the tax cuts was the 20% reduction in the personal income tax, school property tax reductions for homeowners, and elimination of the state's estate and gift taxes.

To counter New York's historically weak debt-management practices, the state recently adopted the Debt Reform Act of 2000. Major initiatives included in the Act are a phased-in cap on new state-supported debt, a limit on the use of debt for capital purposes and a maximum term of 30 years on state-supported debt.(6)

New York's newfound self-discipline seems to be taking effect. The state ended fiscal year 2000 with a cash surplus of $1.5 billion, the fifth consecutive year of a budgetary surplus. Furthermore, the state will end fiscal year 2001 with significant reserves in place to fund tax reduction initiatives and other contingencies. Personal income growth is projected to be 6.1% in 2000 and 5% in 2001, stronger than in the past. Unemployment rates fell below 5% in 2000, the first time in more than a decade. Unemployment is projected to stay low in 2001, while employment is forecast to grow 2.1% in 2000 and 1.5% in 2001.(6)




"The state ended fiscal year 2000 with a cash surplus of $1.5 billion, the fifth consecutive year of a budgetary surplus."


6. Source: Standard & Poor's Ratings Direct, New York State, 7/17/00. This does not indicate Standard & Poor's rating of the Fund.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(8) You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your Fund's report.


As a result of New York's improved financial condition, the state saw two significant upgrades by independent credit rating agencies in 2000. Standard and Poor's(R) upgraded New York State appropriated debt in March to A from A-.
In August, Moody's(R) upgraded New York City General Obligation debt to A2 from A3.(6, 7) New York's strong economy and enhanced financial condition should enable it to better withstand future economic downturns.

We encourage you to discuss your financial goals with an investment representative and maintain a long-term perspective. Municipal bond funds offer a level of diversification that is difficult for individual investors to achieve on their own. In addition, they continue to be attractive for those seeking tax-free income. Such an investment provides a taxable equivalent yield that can be hard to match for a taxable investment with the same relative risk level.
As always,

7. Source: Moody's Investors Service. This does not indicate Moody's rating of the Fund.

8. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

we appreciate your support, welcome your questions and look forward to serving your future investment needs.

Sincerely,


/s/ Charles B. Johnson


Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust


/s/ Sheila Amoroso


Sheila Amoroso


/s/ Rafael R. Costas Jr.


Rafael R. Costas Jr.

Senior Vice Presidents/Co-Directors
Franklin Municipal Bond Department

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured New York municipal securities.(1,
2)
--------------------------------------------------------------------------------

During the year ended December 31, 2000, general bond market strength contributed to positive price performances by the Fund's holdings, resulting in higher Fund share prices. For the 12 months under review, your Fund's Class A share price, as measured by net asset value, was up 5.29%. By comparison, the Fund's benchmark, the Lehman Brothers Municipal Bond Index, increased 5.56% in price.(3)




1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. The insurance guarantees the scheduled payment of principal and interest on the insured securities in the Fund's portfolio, but does not guarantee the insured security's market value, the value of the Fund's shares, or the Fund's distributions. Fund shares are not insured. No representation is made as to any insurer's ability to meet its obligation to the Fund if called upon to do so.

3. Source: Lehman Brothers. The unmanaged Lehman Brothers Municipal Bond Index includes about 15,000 bonds. All bonds included have a minimum credit rating of at least Baa, a maturity of at least two years and have been issued within the past five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 29.

We think it is worth noting the tax advantage your Fund offered over a comparable taxable investment. The Performance Summary beginning on page 12 shows that at the end of the period under review, the Fund's Class A shares' distribution rate was 4.81%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $11.84 on December 31, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and New York state and City income tax bracket of 46.02% would need to earn 8.91% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and taxable equivalent distribution rate for Class C shares.

We sold several lower yielding securities at a loss and reinvested the proceeds at higher rates consistent with our management philosophy. These losses offset any potential capital gains in the portfolio, possibly lowering shareholders' future tax liabilities, and they can be carried forward for several years. In this lower interest-rate environment, we were able to, in some cases, reinvest proceeds from called bonds into securities with higher yields to protect the level of the Fund's dividend payments and to improve the portfolio's call protection.


PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
12/31/00

                                                    % OF TOTAL
                                                     LONG-TERM
                                                    INVESTMENTS
------------------------------------------------------------------
Utilities                                               23.8%

Hospital & Health Care                                  19.1%

Transportation                                          12.5%

Higher Education                                        12.1%

Prerefunded                                             10.7%

Other Revenue                                            9.2%

General Obligation                                       8.9%

Subject to Government Appropriation                      2.7%

Housing                                                  1.0%

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund
1/1/00 - 12/31/00

                                    DIVIDEND PER SHARE
                             -------------------------------------
MONTH                          CLASS A                 CLASS C
------------------------------------------------------------------
January                       4.70 cents              4.21 cents

February                      4.70 cents              4.21 cents

March                         4.70 cents              4.24 cents

April                         4.70 cents              4.24 cents

May                           4.70 cents              4.24 cents

June                          4.70 cents              4.20 cents

July                          4.70 cents              4.20 cents

August                        4.70 cents              4.20 cents

September                     4.70 cents              4.21 cents

October                       4.70 cents              4.21 cents

November                      4.70 cents              4.21 cents

December                      4.75 cents              4.22 cents
------------------------------------------------------------------
TOTAL                        56.45 CENTS             50.59 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Some issues we sold were Triborough Bridge and Tunnel Authority Revenue, New York State Power Authority Revenue and General Purpose, New York City Trust Cultural Resources Revenue, Monroe County IDA Revenue and Metropolitan Transportation Authority Dedicated Tax Fund bonds.

We maintained the Fund's broad diversification during the period, as the table on page 9 shows. On December 31, utilities was the Fund's largest sector weighting, making up 23.8% of total long-term investments, followed by hospital and health care with 19.1%. Significant purchases during the fiscal year included Westchester County Health Care Corp. Revenue, New York State Dormitory Authority Revenue Mental Health Services, Schenectady IDA Civic Facilities Revenue and New York Dormitory Authority New York University bonds.

Going forward, we will look to take advantage of the recent interest-rate environment, as well as what we feel is the municipal bond market's overall undervalued position. Additionally, our outlook for the Fund, the municipal bond market and New York remains positive, and we believe municipal bonds should continue to be attractive investments for investors seeking tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                             CHANGE        12/31/00       12/31/99
---------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.57         $11.34         $10.77
DISTRIBUTIONS (1/1/00-12/31/00)
Dividend Income                     $0.5645

CLASS C                             CHANGE        12/31/00       12/31/99
---------------------------------------------------------------------------
Net Asset Value (NAV)               +$0.58         $11.46         $10.88
DISTRIBUTIONS (1/1/00-12/31/00)
Dividend Income                     $0.5059

PERFORMANCE

                                                                      INCEPTION
CLASS A                                           1-YEAR     5-YEAR    (5/1/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +10.78%    +28.72%    +87.26%

Average Annual Total Return(2)                     +6.06%     +4.26%    +6.23%

Distribution Rate(3)                     4.81%

Taxable Equivalent Distribution Rate(4)  8.91%

30-Day Standardized Yield(5)             4.30%

Taxable Equivalent Yield(4)              7.97%


                                                                      INCEPTION
CLASS C                                           1-YEAR     5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +10.19%    +25.60%    +36.80%

Average Annual Total Return(2)                     +8.10%     +4.45%     +5.49%

Distribution Rate(3)                     4.37%

Taxable Equivalent Distribution Rate(4)  8.10%

30-Day Standardized Yield(5)             3.92%

Taxable Equivalent Yield(4)              7.26%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 12/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 9/27/00 for the maximum combined federal and New York state and City personal income tax bracket of 46.02%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/00.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURN

CLASS A                        12/31/00
-----------------------------------------
1-Year                         +6.06%

5-Year                         +4.26%

Since Inception (5/1/91)       +6.23%



TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT


Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.



CLASS A (5/1/91 - 12/31/00)

[LINE GRAPH]

This graph compares the performance of Franklin New York Insured Tax-Free Income Fund--Class A to that of Lehman Brothers Municipal Bond Index(6), as well as the Consumer Price Index(6), based on a $10,000 investment from 5/1/91 to 12/31/00.

                     Franklin New York Insured Tax-Free    Lehman Brothers Municipal
                                Income Fund                       Bond Index (6)              CPI(6)
                     --------------------------------------------------------------------------------
      05/01/1991        $ 9,579                                  $10,000                     $10,000
      05/31/1991        $ 9,588                  0.89%           $10,089       0.30%         $10,030
      06/30/1991        $ 9,559                 -0.10%           $10,079       0.29%         $10,059
      07/31/1991        $ 9,722                  1.22%           $10,202       0.15%         $10,074
      08/31/1991        $ 9,866                  1.32%           $10,337       0.29%         $10,103
      09/30/1991        $ 9,976                  1.30%           $10,471       0.44%         $10,148
      10/31/1991        $10,058                  0.90%           $10,565       0.15%         $10,163
      11/30/1991        $10,043                  0.28%           $10,595       0.29%         $10,193
      12/31/1991        $10,234                  2.15%           $10,823       0.07%         $10,200
      01/31/1992        $10,307                  0.23%           $10,847       0.15%         $10,215
      02/29/1992        $10,322                  0.03%           $10,851       0.36%         $10,252
      03/31/1992        $10,347                  0.03%           $10,854       0.51%         $10,304
      04/30/1992        $10,438                  0.89%           $10,951       0.14%         $10,318
      05/31/1992        $10,590                  1.18%           $11,080       0.14%         $10,333
      06/30/1992        $10,743                  1.68%           $11,266       0.36%         $10,370
      07/31/1992        $11,149                  3.00%           $11,604       0.21%         $10,392
      08/31/1992        $10,968                 -0.97%           $11,491       0.28%         $10,421
      09/30/1992        $10,981                  0.65%           $11,566       0.28%         $10,450
      10/31/1992        $10,768                 -0.98%           $11,453       0.35%         $10,487
      11/30/1992        $11,058                  1.79%           $11,658       0.14%         $10,501
      12/31/1992        $11,215                  1.02%           $11,777      -0.07%         $10,494
      01/31/1993        $11,362                  1.16%           $11,913       0.49%         $10,545
      02/28/1993        $11,698                  3.62%           $12,344       0.35%         $10,582
      03/31/1993        $11,700                 -1.06%           $12,214       0.35%         $10,619
      04/30/1993        $11,787                  1.01%           $12,337       0.28%         $10,649
      05/31/1993        $11,828                  0.56%           $12,406       0.14%         $10,664
      06/30/1993        $12,029                  1.67%           $12,613       0.14%         $10,679
      07/31/1993        $12,060                  0.13%           $12,630       0.00%         $10,679
      08/31/1993        $12,284                  2.08%           $12,892       0.28%         $10,709
      09/30/1993        $12,531                  1.14%           $13,039       0.21%         $10,731
      10/31/1993        $12,583                  0.19%           $13,064       0.41%         $10,775
      11/30/1993        $12,496                 -0.88%           $12,949       0.07%         $10,783
      12/31/1993        $12,789                  2.11%           $13,222       0.00%         $10,783
      01/31/1994        $12,920                  1.14%           $13,373       0.27%         $10,812
      02/28/1994        $12,533                 -2.59%           $13,027       0.34%         $10,849
      03/31/1994        $11,912                 -4.07%           $12,496       0.34%         $10,886
      04/30/1994        $12,011                  0.85%           $12,603       0.14%         $10,901
      05/31/1994        $12,155                  0.87%           $12,712       0.07%         $10,909
      06/30/1994        $12,007                 -0.61%           $12,635       0.34%         $10,946
      07/31/1994        $12,254                  1.83%           $12,866       0.27%         $10,975
      08/31/1994        $12,264                  0.35%           $12,911       0.40%         $11,019
      09/30/1994        $12,036                 -1.47%           $12,721       0.27%         $11,049
      10/31/1994        $11,737                 -1.78%           $12,495       0.07%         $11,057
      11/30/1994        $11,382                 -1.81%           $12,269       0.13%         $11,071
      12/31/1994        $11,750                  2.20%           $12,539       0.00%         $11,071
      01/31/1995        $12,189                  2.86%           $12,897       0.40%         $11,115
      02/28/1995        $12,618                  2.91%           $13,272       0.40%         $11,160
      03/31/1995        $12,769                  1.15%           $13,425       0.33%         $11,197
      04/30/1995        $12,778                  0.12%           $13,441       0.33%         $11,233
      05/31/1995        $13,178                  3.19%           $13,870       0.20%         $11,256
      06/30/1995        $13,046                 -0.87%           $13,749       0.20%         $11,278
      07/31/1995        $13,105                  0.95%           $13,880       0.00%         $11,278
      08/31/1995        $13,248                  1.27%           $14,056       0.26%         $11,308
      09/30/1995        $13,318                  0.63%           $14,145       0.20%         $11,330
      10/30/1995        $13,558                  1.45%           $14,350       0.33%         $11,368
      11/30/1995        $13,775                  1.66%           $14,588      -0.07%         $11,360
      12/31/1995        $13,920                  0.96%           $14,728      -0.07%         $11,352
      01/31/1996        $14,017                  0.76%           $14,840       0.59%         $11,419
      02/29/1996        $13,917                 -0.68%           $14,739       0.32%         $11,455
      03/31/1996        $13,744                 -1.28%           $14,550       0.52%         $11,515
      04/30/1996        $13,693                 -0.28%           $14,510       0.39%         $11,560
      05/31/1996        $13,704                 -0.04%           $14,504       0.19%         $11,582
      06/30/1996        $13,853                  1.09%           $14,662       0.06%         $11,589
      07/31/1996        $13,952                  0.90%           $14,794       0.19%         $11,611
      08/31/1996        $13,962                 -0.02%           $14,791       0.19%         $11,633
      09/30/1996        $14,176                  1.40%           $14,998       0.32%         $11,670
      10/31/1996        $14,315                  1.13%           $15,168       0.32%         $11,707
      11/30/1996        $14,582                  1.83%           $15,445       0.19%         $11,730
      12/31/1996        $14,517                 -0.42%           $15,380       0.00%         $11,730
      01/31/1997        $14,490                  0.19%           $15,410       0.32%         $11,767
      02/28/1997        $14,604                  0.92%           $15,551       0.31%         $11,804
      03/31/1997        $14,434                 -1.33%           $15,344       0.25%         $11,833
      04/30/1997        $14,563                  0.84%           $15,473       0.12%         $11,847
      05/31/1997        $14,759                  1.51%           $15,707      -0.06%         $11,840
      06/30/1997        $14,915                  1.07%           $15,875       0.12%         $11,855
      07/31/1997        $15,336                  2.77%           $16,315       0.12%         $11,869
      08/31/1997        $15,162                 -0.94%           $16,161       0.19%         $11,891
      09/30/1997        $15,320                  1.19%           $16,354       0.25%         $11,921
      10/31/1997        $15,453                  0.64%           $16,458       0.25%         $11,951
      11/30/1997        $15,533                  0.59%           $16,556      -0.06%         $11,944
      12/31/1997        $15,788                  1.46%           $16,797      -0.12%         $11,929
      01/31/1998        $15,894                  1.03%           $16,970       0.19%         $11,952
      02/28/1998        $15,893                  0.03%           $16,975       0.19%         $11,975
      03/31/1998        $15,932                  0.09%           $16,991       0.19%         $11,997
      04/30/1998        $15,832                 -0.45%           $16,914       0.18%         $12,019
      05/31/1998        $16,117                  1.58%           $17,181       0.18%         $12,041
      06/30/1998        $16,196                  0.39%           $17,248       0.12%         $12,055
      07/31/1998        $16,219                  0.25%           $17,292       0.12%         $12,070
      08/31/1998        $16,439                  1.55%           $17,560       0.12%         $12,084
      09/30/1998        $16,630                  1.25%           $17,779       0.12%         $12,099
      10/31/1998        $16,640                  0.00%           $17,779       0.24%         $12,128
      11/30/1998        $16,707                  0.35%           $17,841       0.00%         $12,128
      12/31/1998        $16,726                  0.25%           $17,886      -0.06%         $12,120
      01/31/1999        $16,879                  1.19%           $18,099       0.24%         $12,149
      02/28/1999        $16,832                 -0.44%           $18,019       0.12%         $12,164
      03/31/1999        $16,855                  0.14%           $18,044       0.30%         $12,200
      04/30/1999        $16,878                  0.25%           $18,089       0.73%         $12,290
      05/31/1999        $16,785                 -0.58%           $17,984       0.00%         $12,290
      06/30/1999        $16,574                 -1.44%           $17,726       0.00%         $12,290
      07/31/1999        $16,583                  0.36%           $17,789       0.30%         $12,326
      08/31/1999        $16,415                 -0.80%           $17,647       0.24%         $12,356
      09/30/1999        $16,365                  0.04%           $17,654       0.48%         $12,415
      10/31/1999        $16,137                 -1.08%           $17,463       0.18%         $12,438
      11/30/1999        $16,295                  1.06%           $17,649       0.06%         $12,445
      12/31/1999        $16,155                 -0.75%           $17,516       0.00%         $12,445
      01/31/2000        $16,076                 -0.44%           $17,439       0.30%         $12,482
      02/29/2000        $16,298                  1.16%           $17,641       0.59%         $12,556
      03/31/2000        $16,626                  2.18%           $18,026       0.82%         $12,659
      04/30/2000        $16,530                 -0.59%           $17,920       0.06%         $12,667
      05/31/2000        $16,435                 -0.52%           $17,826       0.12%         $12,682
      06/30/2000        $16,829                  2.65%           $18,299       0.52%         $12,748
      07/31/2000        $16,994                  1.39%           $18,553       0.23%         $12,777
      08/31/2000        $17,221                  1.54%           $18,839       0.00%         $12,777
      09/30/2000        $17,185                 -0.52%           $18,741       0.52%         $12,844
      10/31/2000        $17,336                  1.09%           $18,945       0.17%         $12,865
      11/30/2000        $17,473                  0.76%           $19,089       0.06%         $12,873
      12/31/2000        $17,936                  2.47%           $19,561      -0.06%         $12,865


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

CLASS C (5/1/95 - 12/31/00)

[LINE GRAPH]

This graph compares the performance of Franklin New York Insured Tax-Free Income Fund - Class C to that of Lehman Brothers Municipal Bond Index(6), as well as the Consumer Price Index(6), based on a $10,000 investment from 5/1/95 to 12/31/00.

                       Franklin New York Insured Tax-Free
                               Income Fund-Class C                     LB Muni Index         CPI
                      ----------------------------------------------------------------------------
      05/01/1995         $ 9,900                                    $10,000                $10,000
      05/31/1995         $10,212                   3.19%            $10,319      0.20%     $10,020
      06/30/1995         $10,114                  -0.87%            $10,229      0.20%     $10,040
      07/31/1995         $10,162                   0.95%            $10,326      0.00%     $10,040
      08/31/1995         $10,277                   1.27%            $10,458      0.26%     $10,066
      09/30/1995         $10,326                   0.63%            $10,523      0.20%     $10,086
      10/30/1995         $10,505                   1.45%            $10,676      0.33%     $10,120
      11/30/1995         $10,676                   1.66%            $10,853     -0.07%     $10,112
      12/31/1995         $10,773                   0.96%            $10,957     -0.07%     $10,105
      01/31/1996         $10,851                   0.76%            $11,041      0.59%     $10,165
      02/29/1996         $10,770                  -0.68%            $10,966      0.32%     $10,198
      03/31/1996         $10,631                  -1.28%            $10,825      0.52%     $10,251
      04/30/1996         $10,587                  -0.28%            $10,795      0.39%     $10,291
      05/31/1996         $10,590                  -0.04%            $10,791      0.19%     $10,310
      06/30/1996         $10,699                   1.09%            $10,908      0.06%     $10,316
      07/31/1996         $10,777                   0.90%            $11,006      0.19%     $10,336
      08/31/1996         $10,778                  -0.02%            $11,004      0.19%     $10,356
      09/30/1996         $10,944                   1.40%            $11,158      0.32%     $10,389
      10/31/1996         $11,035                   1.13%            $11,284      0.32%     $10,422
      11/30/1996         $11,234                   1.83%            $11,491      0.19%     $10,442
      12/31/1996         $11,189                  -0.42%            $11,443      0.00%     $10,442
      01/31/1997         $11,163                   0.19%            $11,466      0.32%     $10,475
      02/28/1997         $11,245                   0.92%            $11,571      0.31%     $10,508
      03/31/1997         $11,109                  -1.33%            $11,417      0.25%     $10,534
      04/30/1997         $11,203                   0.84%            $11,513      0.12%     $10,547
      05/31/1997         $11,356                   1.51%            $11,687     -0.06%     $10,540
      06/30/1997         $11,470                   1.07%            $11,812      0.12%     $10,553
      07/31/1997         $11,786                   2.77%            $12,139      0.12%     $10,565
      08/31/1997         $11,648                  -0.94%            $12,025      0.19%     $10,586
      09/30/1997         $11,763                   1.19%            $12,168      0.25%     $10,612
      10/31/1997         $11,859                   0.64%            $12,246      0.25%     $10,639
      11/30/1997         $11,913                   0.59%            $12,318     -0.06%     $10,632
      12/31/1997         $12,102                   1.46%            $12,498     -0.12%     $10,619
      01/31/1998         $12,188                   1.03%            $12,627      0.19%     $10,640
      02/28/1998         $12,181                   0.03%            $12,631      0.19%     $10,660
      03/31/1998         $12,216                   0.09%            $12,642      0.19%     $10,680
      04/30/1998         $12,134                  -0.45%            $12,585      0.18%     $10,699
      05/31/1998         $12,344                   1.58%            $12,784      0.18%     $10,719
      06/30/1998         $12,398                   0.39%            $12,834      0.12%     $10,731
      07/31/1998         $12,410                   0.25%            $12,866      0.12%     $10,744
      08/31/1998         $12,581                   1.55%            $13,065      0.12%     $10,757
      09/30/1998         $12,710                   1.25%            $13,229      0.12%     $10,770
      10/31/1998         $12,714                   0.00%            $13,229      0.24%     $10,796
      11/30/1998         $12,761                   0.35%            $13,275      0.00%     $10,796
      12/31/1998         $12,773                   0.25%            $13,308     -0.06%     $10,789
      01/31/1999         $12,875                   1.19%            $13,466      0.24%     $10,815
      02/28/1999         $12,836                  -0.44%            $13,407      0.12%     $10,828
      03/31/1999         $12,856                   0.14%            $13,426      0.30%     $10,861
      04/30/1999         $12,865                   0.25%            $13,459      0.73%     $10,940
      05/31/1999         $12,787                  -0.58%            $13,381      0.00%     $10,940
      06/30/1999         $12,621                  -1.44%            $13,189      0.00%     $10,940
      07/31/1999         $12,620                   0.36%            $13,236      0.30%     $10,973
      08/31/1999         $12,487                  -0.80%            $13,130      0.24%     $10,999
      09/30/1999         $12,443                   0.04%            $13,136      0.48%     $11,052
      10/31/1999         $12,276                  -1.08%            $12,994      0.18%     $11,072
      11/30/1999         $12,388                   1.06%            $13,131      0.06%     $11,079
      12/31/1999         $12,267                  -0.75%            $13,033      0.00%     $11,079
      01/31/2000         $12,202                  -0.44%            $12,976      0.30%     $11,112
      02/29/2000         $12,363                   1.16%            $13,126      0.59%     $11,177
      03/31/2000         $12,604                   2.18%            $13,412      0.82%     $11,269
      04/30/2000         $12,527                  -0.59%            $13,333      0.06%     $11,276
      05/31/2000         $12,450                  -0.52%            $13,264      0.12%     $11,289
      06/30/2000         $12,751                   2.65%            $13,615      0.52%     $11,348
      07/31/2000         $12,869                   1.39%            $13,805      0.23%     $11,374
      08/31/2000         $13,033                   1.54%            $14,017      0.00%     $11,374
      09/30/2000         $12,989                  -0.52%            $13,944      0.52%     $11,433
      10/31/2000         $13,108                   1.09%            $14,096      0.17%     $11,453
      11/30/2000         $13,205                   0.76%            $14,203      0.06%     $11,460
      12/31/2000         $13,543                   2.47%            $14,554     -0.06%     $11,453



AVERAGE ANNUAL TOTAL RETURN

CLASS C                      12/31/00
-------------------------------------
1-Year                        +8.10%

5-Year                        +4.45%

Since Inception (5/1/95)      +5.49%




6. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 15,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term
Tax Free Income Fund
Based on Total Long-Term Investments
12/31/00

[PIE CHART]


AAA                 44.8%
AA                  10.9%
A                   18.4%
BBB                 25.9%


* Quality breakdowns may include internal ratings for bonds not rated by an independent rating agency.



FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of New York municipal securities with an average weighted maturity (the time at which debt must be repaid) between 3 and 10 years.(1)
--------------------------------------------------------------------------------


Because interest rates generally fell during the 12 months under review, the Franklin New York Intermediate-Term Tax-Free Income Fund - Class A share price increased 4.76%, from $10.08 on December 31, 1999, to $10.56 on December 31, 2000. Over the same period, the 10-year Treasury note price increased 8.17%, while the Lehman Brothers Muni 10-Year Index, a reasonable proxy for the type of securities in the Fund's portfolio, rose 5.04%.(2)

We think it is worth noting the tax advantage your Fund offered over a comparable taxable investment. The Performance Summary on page 19 shows that at the end of the period




1. For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard and Poor's Micropal. The unmanaged Lehman Brothers Municipal 10-Year Bond Index includes bonds that have a minimum credit rating of at least Baa and a maturity of at least 10 years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 34.

under review, the Fund's Class A shares' distribution rate was 5.00%, based on an annualization of the current 4.5 cent ($0.045) per share dividend and the maximum offering price of $10.80 on December 31, 2000. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal and New York state and City income tax bracket of 46.02% would need to earn 9.26% from a taxable investment to match the Fund's tax-free distribution rate.

During the Fund's fiscal year, we sought to take advantage of several opportunities to increase the Fund's income-earning potential and improve its overall credit quality. When possible, we sold shorter maturity bonds and reinvested the proceeds in longer-term bonds. This helped protect the dividend payment and was a factor that contributed to raising the Fund's dividend in March 2000.

Higher-rated or insured securities comprised the majority of purchases made during the period, which improved the Fund's overall credit profile. As of December 31, 2000, 55.7% of total long-term investments were rated AAA or AA, the two highest credit ratings. We continued to pursue high, current tax-free income while maintaining a relatively stable share price. The Fund maintained broad diversification, as the table on page 18 shows. On December 31, general obligation bonds represented



DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term
Tax-Free Income Fund - Class A
1/1/00 - 12/31/00

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
January             4.4 cents

February            4.4 cents

March               4.5 cents

April               4.5 cents

May                 4.5 cents

June                4.5 cents

July                4.5 cents

August              4.5 cents

September           4.5 cents

October             4.5 cents

November            4.5 cents

December            4.5 cents
-----------------------------
TOTAL              53.8 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
12/31/00

                                               % OF TOTAL
                                                LONG-TERM
                                              INVESTMENTS
----------------------------------------------------------
General Obligation                                  19.2%

Utilities                                           18.2%

Subject to Government Appropriation                 14.6%

Hospital & Health Care                              12.5%

Transportation                                       7.9%

Tax-Supported                                        7.0%

Other Revenue                                        6.6%

Housing                                              5.2%

Prerefunded                                          4.7%

Higher Education                                     4.1%




the Fund's largest weighting, making up 19.2% of total long-term investments, followed by utilities at 18.2%. Purchases during the year included Bath County GO Central School District; Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue; Suffolk County Judicial Facilities Agency Service Agreement Revenue; New York State Environmental Facilities Corp. and New York State Thruway Authority Highway and Bridge Trust Fund bonds.

We also sold lower yielding securities at a loss and reinvested the proceeds at higher rates. These losses helped offset any potential capital gains in the portfolio, possibly lowering shareholders' future tax liabilities, and they can be carried forward for several years. Among bonds we sold were New York State Dormitory Authority and New York State Urban Development Corp. Revenue bonds.

Going forward, we will continue seeking to take advantage of compressed credit quality spreads to improve the Fund's overall quality, as well as what we feel is the municipal bond market's overall undervalued position. Additionally, our outlook for the Fund, the municipal bond market and New York remains positive. Continued strong demand for New York bonds should make them attractive investments for investors seeking tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                  CHANGE        12/31/00      12/31/99
-------------------------------------------------------------------------------
Net Asset Value (NAV)                    +$0.48         $10.56        $10.08
DISTRIBUTIONS (1/1/00-12/31/00)
Dividend Income                          $0.538



PERFORMANCE




                                                                       INCEPTION
CLASS A                                           1-YEAR     5-YEAR    (9/21/92)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        +10.36%    +31.49%    +60.37%

Average Annual Total Return(2)                     +7.90%     +5.15%     +5.58%

Distribution Rate(3)                      5.00%

Taxable Equivalent Distribution Rate(4)   9.26%

30-Day Standardized Yield(5)              4.36%

Taxable Equivalent Yield(4)               8.08%




FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and the yield for the period would have been 3.99%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

3. Distribution rate is based on an annualization of the current 4.5 cent per share dividend and the maximum offering price of $10.80 per share on 12/31/00.

4. Taxable equivalent distribution rate and yield assume the published rates as of 9/27/00 for the maximum combined federal and New York state and City personal income tax bracket of 46.02%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/00.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND


AVERAGE ANNUAL TOTAL RETURN

CLASS A                      12/31/00
-------------------------------------
1-Year                        +7.90%

5-Year                        +5.15%

Since Inception (9/21/92)     +5.58%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.


CLASS A (9/21/92 - 12/31/00)

[LINE GRAPH]

This graph compares the performance of Franklin New York Intermediate-Term Tax-Free Income Fund - Class A to that of Lehman Brothers Muni 10-Year Bond Index(6), as well as the Consumer Price Index(6), based on a $10,000 investment from 9/21/92 to 12/31/00.

                            Franklin New York Intermediate-Term             Lehman Brothers Muni
                                    Tax-Free Income Fund                    10-Year Bond Index(6)             CPI(6)
                            ------------------------------------------------------------------------------------------
          09/21/1992        $ 9,775                                       $  10,000                          $  10,000
          09/30/1992        $ 9,785                   0.25%               $  10,025            0.08%         $  10,008
          10/31/1992        $ 9,765                  -1.02%               $   9,923            0.35%         $  10,043
          11/30/1992        $ 9,892                   1.83%               $  10,104            0.14%         $  10,057
          12/31/1992        $ 9,980                   1.16%               $  10,221           -0.07%         $  10,050
          01/31/1993        $10,055                   1.68%               $  10,393            0.49%         $  10,100
          02/28/1993        $10,316                   3.66%               $  10,774            0.35%         $  10,135
          03/31/1993        $10,312                  -1.46%               $  10,616            0.35%         $  10,171
          04/30/1993        $10,378                   0.95%               $  10,717            0.28%         $  10,199
          05/31/1993        $10,413                   0.35%               $  10,755            0.14%         $  10,213
          06/30/1993        $10,489                   1.97%               $  10,966            0.14%         $  10,228
          07/31/1993        $10,506                   0.25%               $  10,994            0.00%         $  10,228
          08/31/1993        $10,683                   2.07%               $  11,221            0.28%         $  10,256
          09/30/1993        $10,800                   1.23%               $  11,359            0.21%         $  10,278
          10/31/1993        $10,845                   0.16%               $  11,378            0.41%         $  10,320
          11/30/1993        $10,695                  -0.82%               $  11,284            0.07%         $  10,327
          12/31/1993        $10,997                   2.13%               $  11,525            0.00%         $  10,327
          01/31/1994        $11,135                   1.23%               $  11,666            0.27%         $  10,355
          02/28/1994        $10,901                  -2.74%               $  11,347            0.34%         $  10,390
          03/31/1994        $10,458                  -3.82%               $  10,913            0.34%         $  10,426
          04/30/1994        $10,556                   1.10%               $  11,033            0.14%         $  10,440
          05/31/1994        $10,665                   0.80%               $  11,122            0.07%         $  10,447
          06/30/1994        $10,648                  -0.43%               $  11,074            0.34%         $  10,483
          07/31/1994        $10,821                   1.68%               $  11,260            0.27%         $  10,511
          08/31/1994        $10,857                   0.39%               $  11,304            0.40%         $  10,553
          09/30/1994        $10,659                  -1.34%               $  11,152            0.27%         $  10,582
          10/31/1994        $10,427                  -1.46%               $  10,990            0.07%         $  10,589
          11/30/1994        $10,228                  -1.89%               $  10,782            0.13%         $  10,603
          12/31/1994        $10,415                   1.80%               $  10,976            0.00%         $  10,603
          01/31/1995        $10,593                   2.59%               $  11,260            0.40%         $  10,645
          02/28/1995        $10,881                   2.83%               $  11,579            0.40%         $  10,688
          03/31/1995        $10,951                   1.35%               $  11,735            0.33%         $  10,723
          04/30/1995        $10,968                   0.12%               $  11,749            0.33%         $  10,759
          05/31/1995        $11,285                   3.17%               $  12,122            0.20%         $  10,780
          06/30/1995        $11,214                  -0.62%               $  12,047            0.20%         $  10,802
          07/31/1995        $11,343                   1.47%               $  12,224            0.00%         $  10,802
          08/31/1995        $11,507                   1.36%               $  12,390            0.26%         $  10,830
          09/30/1995        $11,547                   0.64%               $  12,469            0.20%         $  10,851
          10/30/1995        $11,712                   1.15%               $  12,613            0.33%         $  10,887
          11/30/1995        $11,844                   1.34%               $  12,782           -0.07%         $  10,880
          12/31/1995        $11,908                   0.61%               $  12,860           -0.07%         $  10,872
          01/31/1996        $11,984                   1.01%               $  12,989            0.59%         $  10,936
          02/29/1996        $11,899                  -0.41%               $  12,936            0.32%         $  10,971
          03/31/1996        $11,802                  -1.24%               $  12,776            0.52%         $  11,028
          04/30/1996        $11,797                  -0.35%               $  12,731            0.39%         $  11,071
          05/31/1996        $11,769                  -0.28%               $  12,695            0.19%         $  11,092
          06/30/1996        $11,882                   0.95%               $  12,816            0.06%         $  11,099
          07/31/1996        $11,995                   0.96%               $  12,939            0.19%         $  11,120
          08/31/1996        $11,978                   0.00%               $  12,939            0.19%         $  11,141
          09/30/1996        $12,139                   1.03%               $  13,072            0.32%         $  11,177
          10/31/1996        $12,254                   1.26%               $  13,237            0.32%         $  11,213
          11/30/1996        $12,453                   2.02%               $  13,504            0.19%         $  11,234
          12/31/1996        $12,424                  -0.45%               $  13,444            0.00%         $  11,234
          01/31/1997        $12,468                   0.39%               $  13,496            0.32%         $  11,270
          02/28/1997        $12,584                   0.94%               $  13,623            0.31%         $  11,305
          03/31/1997        $12,457                  -1.34%               $  13,440            0.25%         $  11,333
          04/30/1997        $12,562                   0.74%               $  13,540            0.12%         $  11,347
          05/31/1997        $12,718                   1.42%               $  13,732           -0.06%         $  11,340
          06/30/1997        $12,836                   1.10%               $  13,883            0.12%         $  11,353
          07/31/1997        $13,154                   2.81%               $  14,273            0.12%         $  11,367
          08/31/1997        $13,074                  -0.97%               $  14,135            0.19%         $  11,389
          09/30/1997        $13,219                   1.27%               $  14,314            0.25%         $  11,417
          10/31/1997        $13,303                   0.53%               $  14,390            0.25%         $  11,446
          11/30/1997        $13,374                   0.46%               $  14,456           -0.06%         $  11,439
          12/31/1997        $13,533                   1.58%               $  14,685           -0.12%         $  11,425
          01/31/1998        $13,656                   1.11%               $  14,848            0.19%         $  11,447
          02/28/1998        $13,676                  -0.01%               $  14,846            0.19%         $  11,468
          03/31/1998        $13,684                  -0.07%               $  14,836            0.19%         $  11,490
          04/30/1998        $13,625                  -0.55%               $  14,754            0.18%         $  11,511
          05/31/1998        $13,852                   1.70%               $  15,005            0.18%         $  11,532
          06/30/1998        $13,924                   0.37%               $  15,061            0.12%         $  11,546
          07/31/1998        $13,930                   0.16%               $  15,085            0.12%         $  11,559
          08/31/1998        $14,148                   1.74%               $  15,347            0.12%         $  11,573
          09/30/1998        $14,299                   1.49%               $  15,576            0.12%         $  11,587
          10/31/1998        $14,316                   0.04%               $  15,582            0.24%         $  11,615
          11/30/1998        $14,374                   0.30%               $  15,629            0.00%         $  11,615
          12/31/1998        $14,431                   0.31%               $  15,677           -0.06%         $  11,608
          01/31/1999        $14,637                   1.53%               $  15,917            0.24%         $  11,636
          02/28/1999        $14,546                  -0.90%               $  15,774            0.12%         $  11,650
          03/31/1999        $14,548                  -0.05%               $  15,766            0.30%         $  11,685
          04/30/1999        $14,591                   0.27%               $  15,809            0.73%         $  11,770
          05/31/1999        $14,498                  -0.70%               $  15,698            0.00%         $  11,770
          06/30/1999        $14,253                  -1.86%               $  15,406            0.00%         $  11,770
          07/31/1999        $14,310                   0.67%               $  15,509            0.30%         $  11,805
          08/31/1999        $14,216                  -0.37%               $  15,452            0.24%         $  11,834
          09/30/1999        $14,248                   0.34%               $  15,504            0.48%         $  11,890
          10/31/1999        $14,099                  -0.71%               $  15,394            0.18%         $  11,912
          11/30/1999        $14,242                   1.09%               $  15,562            0.06%         $  11,919
          12/31/1999        $14,178                  -0.52%               $  15,481            0.00%         $  11,919
          01/31/2000        $14,099                  -0.41%               $  15,418            0.30%         $  11,955
          02/29/2000        $14,232                   0.79%               $  15,539            0.59%         $  12,025
          03/31/2000        $14,495                   1.95%               $  15,842            0.82%         $  12,124
          04/30/2000        $14,445                  -0.50%               $  15,763            0.06%         $  12,131
          05/31/2000        $14,366                  -0.59%               $  15,670            0.12%         $  12,146
          06/30/2000        $14,719                   2.72%               $  16,097            0.52%         $  12,209
          07/31/2000        $14,899                   1.38%               $  16,319            0.23%         $  12,237
          08/31/2000        $15,125                   1.55%               $  16,572            0.00%         $  12,237
          09/30/2000        $15,073                  -0.46%               $  16,495            0.52%         $  12,301
          10/31/2000        $15,227                   1.02%               $  16,664            0.17%         $  12,322
          11/30/2000        $15,308                   0.54%               $  16,754            0.06%         $  12,329
          12/31/2000        $15,677                   2.35%               $  17,147           -0.06%         $  12,322


6. Source: Standard and Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index includes bonds that have a minimum credit rating of at least Baa and a maturity of at least 10 years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND



--------------------------------------------------------------------------------
Your Fund's Goal: Franklin New York Tax-Exempt Money Fund seeks to provide high, current income exempt from regular federal and New York state and New York City personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in New York. The Fund is managed to maintain a $1.00 share price.(1)
--------------------------------------------------------------------------------

The economic activity during the first half of the year under review contrasted sharply with that of the second half. Strong economic growth and rising short-term interest rates characterized the early part of the year, while the latter half of the period was marked by weakening growth and stable short-term rates.

During the first six months of 2000, the U.S. economy entered its 10th year of expansion, the longest on record. Despite several efforts by the Federal Reserve Board (the Fed) to slow economic growth, annualized gross domestic product (GDP) growth during the first two quarters of 2000 averaged a blistering 5.2%. Consumer confidence reached a 26-year high in May, and the unemployment rate fell to a 30-year low. However, tight labor markets and increased consumer spending began to threaten the benign inflation environment. The strong




1. There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 37.

economic activity, coupled with higher energy prices, contributed through March to a 3.8% rise in the Consumer Price Index, a commonly used measure of inflation, up from 2.7% in December 1999. In an effort to prevent the economy from overheating and to head off inflation, the Fed raised the federal funds target rate in May to 6.50% from 6.00%.

As we entered the second half of 2000, signs emerged that the Fed's tightening actions had moderated economic growth. In addition, increasing energy prices and cooling stock and real estate markets combined to slow consumer demand in the late summer months. These factors also negatively impacted corporate profits, which, in the third quarter, registered their slowest pace in more than a year. Consequently, annualized third quarter GDP growth decelerated to a more sustainable 2.2% pace and inflation pressures remained in check. This economic moderation continued to unfold in the fourth quarter: lower corporate earnings, further stock market declines and high energy prices all detracted from growth. Despite indications of rapidly slowing growth, the Fed made no changes to monetary policy during the second half of 2000. As a result, the federal funds target rate ended the period at 6.50%, up from 5.50% at the end of 1999.

The Fund's investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively than SEC guidelines require, seeking to ensure the safety and stability of the Fund's principal. For example, SEC guidelines allow tax-exempt money funds to purchase first- and second-tier securities. Franklin Templeton purchases only first-tier securities for inclusion in its tax-exempt money market portfolios. Although also allowed by the SEC for money market funds, we do not buy any derivative securities in our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. We believe the increased yield offered by lower-rated and illiquid securities does not justify the increased risks that accompany this higher return. To the extent that other money funds purchase second-tier securities and derivative products, the yield of our funds versus our competitors may be lower.

During the reporting period, the Fund participated in several attractive deals, including New York City Revenue Anticipation Notes, New York Environmental Facilities Corp. TECP, New York City IDA Columbia Grammar and Prep School VRDNs and New York State General Obligation mandatory puts.



PERFORMANCE SUMMARY
12/31/00

----------------------------------------
Seven-day effective yield(1)       3.89%

Seven-day annualized yield         3.81%

Taxable equivalent yield(2)        7.06%


1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 9/27/00 for the maximum combined federal and New York state and City personal income tax bracket of 46.02%, based on the federal income tax rate of 39.6%.

Annualized and effective yields are for the seven-day period ended 12/31/00. The Fund's average weighted maturity was 39 days. Yields reflect fluctuations in interest rates on portfolio investments and Fund expenses.

The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 3.59% and 3.65%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Past performance does not guarantee future results.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                                         CLASS A
                                                       ----------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                       ----------------------------------------------------------------------------
                                                            2000            1999            1998            1997            1996
                                                       ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $     10.77     $     11.71     $     11.66     $     11.29     $     11.41
                                                       ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b)...........................           .57             .56             .57             .58             .59
 Net realized and unrealized gains (losses) ........           .56            (.94)            .11             .38            (.12)
                                                       ----------------------------------------------------------------------------
Total from investment operations ...................          1.13            (.38)            .68             .96             .47
                                                       ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.56)           (.56)           (.57)(c)        (.59)           (.59)
 Net realized gains ................................            --              -- (d)        (.06)             --              --
                                                       ----------------------------------------------------------------------------
Total distributions ................................          (.56)           (.56)           (.63)           (.59)           (.59)
                                                       ----------------------------------------------------------------------------
Net asset value, end of year .......................   $     11.34     $     10.77     $     11.71     $     11.66     $     11.29
                                                       ============================================================================
Total return(a).....................................         10.78%          (3.31%)          5.94%           8.77%           4.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $   234,528     $   242,067     $   270,435     $   260,990     $   261,068
Ratios to average net assets:
 Expenses ..........................................           .74%            .72%            .72%            .71%            .65%
 Expenses excluding waiver and payments by affiliate           .74%            .72%            .72%            .71%            .70%
 Net investment income .............................          5.19%           4.96%           4.84%           5.09%           5.25%
Portfolio turnover rate ............................         19.66%          15.23%          12.05%          26.85%          15.09%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding effective year ended December 31, 1999.

(c) Includes distributions in excess of net investment income in the amount of $.003.

(d) The fund distributed capital gains in the amount of $.004.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights (continued)


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                        CLASS C
                                                        ---------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------------
                                                           2000            1999            1998            1997            1996
                                                        ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $    10.88      $    11.82      $    11.75      $    11.37      $    11.46
                                                        ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ..........................           .51             .49             .48             .52             .53
 Net realized and unrealized gains (losses) ........           .57            (.94)            .16             .38            (.10)
                                                        ---------------------------------------------------------------------------
Total from investment operations ...................          1.08            (.45)            .64             .90             .43
                                                        ---------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................          (.50)           (.49)           (.51)(c)        (.52)           (.52)
 Net realized gains ................................            --              -- (d)        (.06)             --              --
                                                        ---------------------------------------------------------------------------
Total distributions ................................          (.50)           (.49)           (.57)           (.52)           (.52)
                                                        ---------------------------------------------------------------------------
Net asset value, end of year .......................    $    11.46      $    10.88      $    11.82      $    11.75      $    11.37
                                                        ===========================================================================

Total return(a) ....................................         10.19%          (3.87%)          5.55%           8.17%           3.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $   12,498      $   12,309      $    9,450      $    5,601      $    4,137
Ratios to average net assets:
 Expenses ..........................................          1.28%           1.27%           1.28%           1.27%           1.22%
 Expenses excluding waiver and payments by affiliate          1.28%           1.27%           1.28%           1.27%           1.27%
 Net investment income .............................          4.64%           4.42%           4.27%           4.63%           4.69%
Portfolio turnover rate ............................         19.66%          15.23%          12.05%          26.85%          15.09%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding effective year ended December 31, 1999 and for the year ended December 31, 1996.

(c) Includes distributions in excess of net investment income in the amount of $.002.

(d) The fund distributed long term capital gains in the amount of $.004.



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000


                                                                                                           PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.0%
    Albany County GO, FGIC Insured, 5.85%, 6/01/12 ....................................................   $1,000,000   $1,060,990
    Albany Municipal Water Finance Authority Water and Sewer System Revenue, Refunding,
        Series A, FGIC Insured,  5.95%, 12/01/12 ......................................................    2,505,000    2,661,011
    Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 ..........................    2,435,000    2,487,426
    Babylon IDA, Civic Facility Revenue, WSNCHS East Inc. Project, Series A, AMBAC Insured, 6.00%,
        8/01/24 .......................................................................................    4,020,000    4,347,067
    Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 .............................................      200,000      235,294
    Buffalo GO, Series E, AMBAC Insured, Pre-Refunded, 6.70%,
        12/01/17 ......................................................................................      360,000      400,860
        12/01/18 ......................................................................................      385,000      428,698
        12/01/19 ......................................................................................      410,000      456,535
    Buffalo Municipal Water Finance Authority, Water System Revenue, FSA Insured, 6.00%,
        7/01/26 .......................................................................................    1,185,000    1,279,089
        7/01/29 .......................................................................................    3,000,000    3,236,040
    Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/09 ..........................      900,000    1,036,224
    Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured, 5.375%,
        6/01/27 .......................................................................................    1,750,000    1,770,563
    Hempstead Town IDA, Civic Facilities Revenue, Hofstra University Project, MBIA Insured, 5.80%,
        7/01/15 .......................................................................................    1,340,000    1,432,045
    Long Island Power Authority Electric System Revenue,
        MBIA Insured, 5.75%, 12/01/24 .................................................................    1,540,000    1,614,551
        Series A, FSA Insured, 5.125%, 12/01/22 .......................................................    7,000,000    6,985,930
    Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ..................    1,055,000    1,211,435
    MTA Commuter Facilities Revenue, Series A, FSA Insured, 5.00%, 7/01/23 ............................    3,000,000    2,940,450
    MTA Dedicated Tax Fund Revenue, Series A, FGIC Insured, 6.00%, 4/01/30 ............................    2,500,000    2,692,575
    Nassau County GO, Public Improvement, Series E, FSA Insured, 6.00%, 3/01/20 .......................    1,510,000    1,632,431
    Nassau County IDA, Civic Facility Revenue, Hofstra University Project, AMBAC Insured, Pre-Refunded,
         6.75%, 8/01/11 ...............................................................................    1,150,000    1,191,377
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured, 5.75%,
         8/01/29 ......................................................................................    2,655,000    2,779,121
    New Rochelle GO, Series C, MBIA Insured, 6.25%,
        3/15/22 .......................................................................................      390,000      412,055
        3/15/23 .......................................................................................      530,000      559,648
        3/15/24 .......................................................................................      555,000      585,875
    New York City GO, Series A, MBIA Insured, 6.00%, 5/15/30 ..........................................    2,000,000    2,174,640
    New York City IDA, Civic Facility Revenue, Polytechnic Prep Country Day School, FSA
        Insured, 5.375%, 5/01/29 ......................................................................    2,750,000    2,783,468
    New York City Municipal Finance Authority Water and Sewer System Revenue,
        Series A, FGIC Insured, ETM, 6.75%, 6/15/16 ...................................................      505,000      514,918
        Series A, FSA Insured, 5.375%, 6/15/26 ........................................................    3,000,000    3,030,000
        Series B, MBIA Insured, 5.50%, 6/15/27 ........................................................    5,000,000    5,091,500
        Series B, MBIA Insured, 5.75%, 6/15/26 ........................................................    1,900,000    1,973,416
        Series C, AMBAC Insured, Pre-Refunded, 6.20%, 6/15/21 .........................................    6,000,000    6,274,680
    New York City Transportation Authority MTA,
        Triborough Bridge Tunnel Authority, COP, AMBAC Insured, 5.75%, 1/01/20 ........................    3,000,000    3,192,240
        Triborough COP, Series A, AMBAC Insured, 5.25%, 1/01/29 .......................................    3,500,000    3,508,085
    New York City Trust Cultural Resources Revenue,
        American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 ....................    2,000,000    2,059,520
        New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 .......................................    2,000,000    2,111,740
    New York State Dormitory Authority Revenue,
        853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 .........................    1,340,000    1,428,185
        Associated Children's Inc., MBIA Insured, 7.60%, 7/01/18 ......................................      140,000      141,792
        Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ..............................................    2,460,000    2,534,981

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    New York State Dormitory Authority Revenue, (cont.)
        City University System, Consolidated Third General, Series 1, FSA Insured, 5.50%, 7/01/29 .....   $1,585,000   $1,620,504
        Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 .......................................    2,445,000    2,594,438
        Department of Health, MBIA Insured, 5.50%, 7/01/25 ............................................    2,000,000    2,039,320
        Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ................    2,000,000    2,036,700
        Hamilton College, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ..................................    1,000,000    1,032,510
        Hartwick College, MBIA Insured, 6.25%, 7/01/12 ................................................    1,000,000    1,045,910
        Judicial Lease Facilities, Suffolk County, Series B, MBIA Insured, 7.00%, 4/15/16 .............    2,780,000    2,858,535
        Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 .............................    1,500,000    1,555,425
        Mental Health Services, FSA Insured, 5.25%, 2/15/29 ...........................................    2,000,000    1,994,040
        Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 .....................    2,260,000    2,193,579
        Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .......................    2,500,000    2,575,450
        New York University, FGIC Insured, 6.25%, 7/01/09 .............................................      935,000      962,358
        New York University, FGIC Insured, Pre-Refunded, 6.25%, 7/01/09 ...............................       65,000       67,035
        Pace University, MBIA Insured, 6.00%, 7/01/29 .................................................    3,000,000    3,255,120
        Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ......................................    6,500,000    6,815,575
        Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 ........................................    2,000,000    2,111,480
        St. John's University, AMBAC Insured, Pre-Refunded, 6.875%, 7/01/11 ...........................    1,000,000    1,032,270
        St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ......................    5,000,000    5,265,600
        University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 ....................    1,000,000      971,410
        University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%, 7/01/17 ...............    2,355,000    2,481,935
        Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ..............................    1,000,000    1,074,810
    New York State Energy Research and Development Authority Electric Facilities Revenue, Consolidated
        Edison Project,
        Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 ............................................   5,000,000    5,334,350
        Series A, MBIA Insured, 6.75%, 1/15/27 ........................................................    4,950,000    5,002,173
    New York State Energy Research and Development Authority Gas Facilities Revenue, Brooklyn Union
        Gas Project, Series A, MBIA Insured, 6.75%, 2/01/24 ...........................................    2,240,000    2,327,226
    New York State Energy Research and Development Authority PCR,
        Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ...............    1,500,000    1,553,685
        Niagara Mohawk Power Corp., Refunding, Series A,FGIC Insured, 7.20%, 7/01/29 ..................    5,000,000    5,539,600
        Rochester Gas and Electric Project, Refunding, Series A, MBIA Insured, 6.35%, 5/15/32 .........    1,150,000    1,193,183
        Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 .........    1,000,000    1,040,180
    New York State Environmental Facilities Corp., Water Facilities Revenue, Refunding, Spring Valley
        Water Project,
          Series A, AMBAC Insured, 6.30%, 8/01/24 .....................................................    2,000,000    2,112,860
          Series B, AMBAC Insured, 6.15%, 8/01/24 .....................................................    3,000,000    3,174,990
    New York State Medical Care Facilities Finance Agency Revenue,
        Hospital and Nursing Home Mortgage, Refunding, Series C, MBIA Insured, Pre-Refunded, 6.25%,
          8/15/12 .....................................................................................    1,000,000    1,046,300
        Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 .................................    6,285,000    6,589,383
        Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 .................................    5,355,000    5,590,513
        Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 .................................    4,245,000    4,429,021
        Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 .......................    1,000,000    1,035,470
        Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10 .........................      700,000      727,013
        Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18 ........................    1,500,000    1,551,960
        St. Mary's Hospital Project, Refunding, Series A, AMBAC Insured, 6.20%, 11/01/14 ..............    1,495,000    1,609,083
    New York State Power Authority Revenue and General Purpose,
        Series Z, FGIC Insured, Pre-Refunded, 6.50%, 1/01/19 ..........................................    2,000,000    2,088,600
        Series AA, MBIA Insured, Pre-Refunded, 6.25%, 1/01/23 .........................................    2,000,000    2,083,780
    New York State Tollway Authority General Revenue, Series C, FGIC Insured, Pre-Refunded, 6.00%,
        1/01/25 .......................................................................................    6,400,000    6,967,232

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     New York State Urban Development Corp. Revenue,
         Correctional Capital Facility, Series 6, AMBAC Insured, 5.375%, 1/01/25 ......................  $  2,480,000   $ 2,508,049
         Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%, 1/01/29 ............    11,200,000    12,044,144
     Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
         7/15/18 ......................................................................................       500,000       527,055
         7/15/19 ......................................................................................       510,000       536,744
         7/15/20 ......................................................................................       610,000       641,988
     Niagara Falls Public Improvement, MBIA Insured,
         6.85%, 3/01/19 ...............................................................................     1,000,000     1,087,620
         6.90%, 3/01/20 ...............................................................................       500,000       543,765
         6.90%, 3/01/21 ...............................................................................       500,000       543,150
     Niagara Falls Water Treatment Plant, MBIA Insured, 7.00%, 11/01/12 ...............................     1,200,000     1,337,520
     Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International Airport,
         Series A, AMBAC Insured, 6.25%, 4/01/24 ......................................................     1,000,000     1,053,310
         Series C, AMBAC Insured, 6.00%, 4/01/24 ......................................................     1,440,000     1,510,546
     North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
         4/01/15 ......................................................................................     1,065,000     1,250,118
         4/01/16 ......................................................................................     1,000,000     1,176,240
     Port Authority of New York and New Jersey Revenue,
         Consolidated 71st Series, AMBAC Insured, 6.50%, 1/15/26 ......................................     1,000,000     1,010,470
         Consolidated 71st Series, MBIA Insured, 6.50%, 1/15/26 .......................................     1,600,000     1,616,752
         Consolidated 76th Series, AMBAC Insured, 6.50%, 11/01/26 .....................................     4,230,000     4,327,121
     Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ..............................................       810,000       956,359
     Schenectady IDA, Civic Facilities Revenue, GNMA Secured, Schaffer Heights A,
         6.00%, 11/01/30 ..............................................................................     3,000,000     3,095,580
         6.05%, 11/01/35 ..............................................................................     2,375,000     2,449,979
     St. Lawrence County IDA, Civic Facility Revenue, St. Lawrence University Project, Series A, MBIA
         Insured, 5.00%, 7/01/28 ......................................................................     2,455,000     2,380,097
     Suffolk County GO, Public Improvement, Refunding, Series B, FGIC Insured, 6.20%,
         5/01/11 ......................................................................................       500,000       520,930
         5/01/13 ......................................................................................       500,000       520,270
     Triborough Bridge and Tunnel Authority Revenue,
         General Purpose, Series B, MBIA Insured, 5.20%, 1/01/27 ......................................     1,000,000       999,990
         General Purpose, Series X, AMBAC Insured, 6.50%, 1/01/19 .....................................     4,475,000     4,618,870
         General Purpose, Series X, MBIA Insured, 6.50%, 1/01/19 ......................................     2,750,000     2,838,412
         Series T, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 .........................................     1,100,000     1,122,000
     Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
         AMBAC Insured, 5.75%, 8/01/29 ................................................................       550,000       579,303
         Refunding, Series A, FSA Insured, 5.125%, 10/01/26 ...........................................     2,000,000     1,981,480
     Westchester County Health Care Corp. Revenue, Series B, sub. lien, Westchester County Guaranty,
         5.375%, 11/01/30 .............................................................................     1,500,000     1,519,875
                                                                                                                        -----------
     TOTAL LONG TERM INVESTMENTS (COST $228,594,603) ..................................................                 242,134,798
                                                                                                                        -----------

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)


                                                                                                           PRINCIPAL
FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)  SHORT TERM INVESTMENTS .2%
     New York City GO, Series B, Sub Series B-7, AMBAC Insured, Daily VRDN and Put, 4.95%, 8/15/18 ....  $    400,000  $    400,000
     New York State Energy Research and Development Authority PCR, Niagara Mohawk Power Corp., DATES,
         Series A, Daily VRDN and Put, 5.15%, 7/01/15 .................................................       100,000       100,000
                                                                                                                       ------------
     TOTAL SHORT TERM INVESTMENTS (COST $500,000) .....................................................                     500,000
                                                                                                                        -----------
     TOTAL INVESTMENTS (COST $229,094,603) 98.2% ......................................................                 242,634,798
     OTHER ASSETS, LESS LIABILITIES 1.8% ..............................................................                   4,390,551
                                                                                                                       ------------
     NET ASSETS 100.0% ................................................................................                $247,025,349
                                                                                                                       ============



See Glossary of Terms on page 39.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights



FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                                   YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------------
                                                            2000            1999            1998            1997            1996
                                                        ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................  $    10.08      $    10.77      $    10.62      $    10.28      $    10.40
                                                        ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(b) ............................         .52             .52             .51             .54             .56
 Net realized and unrealized gains (losses) ..........         .49            (.70)            .18             .35            (.12)
                                                        ---------------------------------------------------------------------------
Total from investment operations .....................        1.01            (.18)            .69             .89             .44
                                                        ---------------------------------------------------------------------------
Less distributions from net investment income ........        (.53)           (.51)           (.54)           (.55)           (.56)
                                                        ---------------------------------------------------------------------------
Net asset value, end of year .........................  $    10.56      $    10.08      $    10.77      $    10.62      $    10.28
                                                        ===========================================================================

Total return(a) ......................................       10.36%          (1.69%)          6.63%           8.89%           4.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................  $   75,703      $   66,941      $   80,689      $   58,916      $   44,822
Ratios to average net assets:
 Expenses ............................................         .45%            .45%            .45%            .45%            .37%
 Expenses excluding waiver and payments by affiliate..         .84%            .82%            .83%            .82%            .83%
 Net investment income ...............................        5.12%           4.95%           4.81%           5.26%           5.47%
Portfolio turnover rate ..............................       19.95%          17.98%          10.46%           6.87%          24.67%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) Based on average shares outstanding effective year ended December 31, 1999.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000


                                                                                                          PRINCIPAL
     FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 97.1%
     Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 ..................  $ 1,850,000   $ 1,857,234
     Albany IDA, Civic Facility Revenue, Albany Medical Center Project, 5.75%, 5/01/09 ................    1,010,000       940,280
     Bath County GO Central School District, FSA Insured, 5.10%, 6/01/13 ..............................      775,000       788,810
     Buffalo School GO, Series E, FSA Insured, 5.35%, 12/01/12 ........................................      880,000       930,318
     Cortland County IDA, Civic Facility Revenue, Cortland Memorial Hospital Inc.
        Project, 6.15%, 7/01/02 .......................................................................       45,000        45,209
     Erie County GO,
        FGIC Insured, 4.70%, 11/01/12 .................................................................      700,000       705,439
        Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 ..................................    1,000,000     1,079,740
     Franklin County IDA, Lease Revenue, County Correctional Facility Project, 6.375%, 11/01/02 .......       25,000        25,604
     Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 .............................      260,000       270,340
     Guam Power Authority Revenue, Series A, ETM, 6.00%, 10/01/04 .....................................    1,300,000     1,387,100
     Long Island Power Authority Electric System Revenue, MBIA Insured, 5.125%, 4/01/11 ...............    1,410,000     1,470,517
     MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/15 ..................................    1,500,000     1,624,320
     Nassau County GO,
        Combined Sewage District, Refunding, Series F, 6.50%, 3/01/04 .................................      760,000       797,384
        Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 .............................................    1,000,000     1,119,020
     Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
        FSA Insured, 6.00%, 8/01/10 ...................................................................    1,000,000     1,133,080
     New Rochelle Municipal Housing Authority Revenue, Series A, 5.55%, 12/01/14 ......................    2,000,000     2,019,460
     New York City GO,
        Refunding, Series A, 6.375%, 8/01/05 ..........................................................    3,455,000     3,618,387
        Refunding, Series B, 6.20%, 8/15/06 ...........................................................    1,000,000     1,086,040
        Refunding, Series F, 6.00%, 8/01/12 ...........................................................      700,000       755,468
        Series A, Pre-Refunded, 6.375%, 8/01/05 .......................................................    1,745,000     1,832,721
        Series H, 7.00%, 2/01/06 ......................................................................      200,000       208,858
        Series H, Pre-Refunded, 7.00%, 2/01/06 ........................................................      140,000       146,458
     New York City Health and Hospital Corp. Revenue, Health System, Refunding, Series A, AMBAC
        Insured, 4.60%, 2/15/12 .......................................................................    1,625,000     1,609,595
     New York City IDA, Civic Facility Revenue,
        New York Blood Center Inc. Project, ETM, 6.80%, 5/01/02 .......................................       60,000        61,344
        USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 .............................    1,875,000     1,969,706
        USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 .............................    1,675,000     1,791,630
     New York City Transitional Finance Authority Revenue, Future Tax Secured,
        Series A, 4.75%, 11/15/13 .....................................................................    1,000,000     1,004,830
        Series B, 6.00%, 11/15/13 .....................................................................    1,000,000     1,120,940
     New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities,
        Series A, 5.50%, 7/01/12 ......................................................................    1,815,000     1,929,654
     New York State Dormitory Authority Revenue,
        City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ............................    1,000,000     1,093,750
        City University, Refunding, Series U, 6.25%, 7/01/02 ..........................................      100,000       103,036
        City University, Refunding, Series U, 6.35%, 7/01/04 ..........................................    1,720,000     1,836,633
        Department of Health, 6.25%, 7/01/04 ..........................................................      690,000       734,574
        Department of Health, 6.30%, 7/01/05 ..........................................................      735,000       795,086
        Nyack Hospital, Refunding, 6.00%, 7/01/06 .....................................................    2,000,000     2,026,060
     New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revenue,
        Revolving Funds-Pooled Loan Project, Series B, 5.80%, 1/15/16 .................................    2,500,000     2,726,625
     New York State HFAR, Health Facilities of New York City, Refunding, Series A, 6.00%, 11/01/08 ....    3,045,000     3,236,835
     New York State Medical Care Facilities Finance Agency Revenue,
        Hospital and Nursing Home, Refunding, FHA Insured, 5.70%, 2/15/05 .............................    1,500,000     1,544,700
        Huntington Hospital Mortgage Project, Refunding, Series A, 5.90%, 11/01/04 ....................      475,000       493,022

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)


                                                                                                          PRINCIPAL
     FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 93,
        5.75%, 10/01/12 ...............................................................................  $   900,000    $   954,450
        5.80%, 10/01/13 ...............................................................................      800,000        845,384
     New York State Thruway Authority Highway and Bridge Trust Fund, Series C, FGIC Insured, 5.25%,
        4/01/14 .......................................................................................    2,000,000      2,073,940
     New York State Urban Development Corp. Revenue,
        Correctional Facilities Service Contract, Series C, AMBAC Insured, 6.00%, 1/01/15 .............    1,000,000      1,100,400
        Correctional Facilities, Refunding, 5.75%, 1/01/13 ............................................      500,000        516,885
        Youth Facilities, 5.75%, 4/01/10 ..............................................................      400,000        432,292
        Youth Facilities, 5.875%, 4/01/10 .............................................................    1,500,000      1,601,760
     North Hempstead GO, Refunding, FGIC Insured, 6.00%, 7/15/14 ......................................    1,715,000      1,898,282
     Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue, Refunding,
        6.65%, 4/01/05 ................................................................................      125,000        134,061
     Puerto Rico Commonwealth GO, 6.00%, 7/01/05.......................................................    1,000,000      1,073,230
     Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04............................    1,500,000      1,589,340
     Puerto Rico Industrial Tourist Educational Medical and Environmental Control
         Facilities Financing Authority Hospital Revenue, Mennonite General Hospital Project,
         Series A, 6.375%, 7/01/06.....................................................................    1,450,000      1,455,641
     Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P Cohalan Complex, AMBAC
         Insured, 5.25%, 10/15/14......................................................................    1,435,000      1,492,257
     Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, MBIA Insured,
          5.10%, 6/01/13...............................................................................    2,000,000      2,095,600
     Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, AMBAC
         Insured, 5.75%, 4/01/20 ......................................................................    1,000,000      1,065,240
     Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ...........................    3,000,000      3,020,160
     Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%, 7/01/13 .....    1,775,000      1,786,254
     Virgin Islands Water and Power Authority Water System Revenue, Refunding,
        4.875%, 7/01/06 ...............................................................................    1,985,000      1,978,847
        5.00%, 7/01/09 ................................................................................      520,000        516,801
                                                                                                                        -----------
     TOTAL LONG TERM INVESTMENTS (COST $70,166,653) ...................................................                  73,550,631
                                                                                                                        -----------
 (a) SHORT TERM INVESTMENTS 1.2%
     Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN and Put,
         4.90%, 5/01/33................................................................................      100,000        100,000
     New York City GO, Series B, Sub Series B-7, AMBAC Insured, Daily VRDN and Put, 4.95%, 8/15/18 ....      200,000        200,000
     New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series C, FGIC
         Insured, Daily VRDN  and Put, 4.95%, 6/15/23 .................................................      600,000        600,000
                                                                                                                        -----------
     TOTAL SHORT TERM INVESTMENTS (COST $900,000) .....................................................                     900,000
                                                                                                                        -----------
     TOTAL INVESTMENTS (COST $71,066,653) 98.3% .......................................................                  74,450,631
     OTHER ASSETS, LESS LIABILITIES 1.7% ..............................................................                   1,252,295
                                                                                                                        -----------
     NET ASSETS 100.0% ................................................................................                 $75,702,926
                                                                                                                        ===========


See Glossary of Terms on page 39.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of principal balance plus accrued interest at specific dates.


                       See notes to financial statements.

\FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights


FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                                                     YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------------
                                                                2000           1999           1998           1997           1996
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                             ----------------------------------------------------------------------
Income from investment operations - net investment income          .03            .03            .03            .03            .03
Less distributions from net investment income ...........         (.03)          (.03)          (.03)          (.03)          (.03)
                                                             ----------------------------------------------------------------------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                             ======================================================================

Total return(a) .........................................         3.35%          2.56%          2.79%          3.01%          2.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $   67,950     $   69,164     $   57,878     $   63,720     $   59,178
Ratios to average net assets:
 Expenses ...............................................          .60%           .60%           .60%           .60%           .60%
 Expenses excluding waiver and payments by affiliate ....          .80%           .83%           .83%           .81%           .86%
 Net investment income ..................................         3.30%          2.54%          2.75%          2.97%          2.75%




(a) Total return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                                                          PRINCIPAL
     FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   INVESTMENTS 99.8%
   Long Island Power Authority Electric System Revenue,
       (a)Sub Series 5, Daily VRDN and Put, 4.90%, 5/01/33 ............................................   $2,700,000   $ 2,700,000
        TECP, 4.00%, 1/17/01 ..........................................................................    2,000,000     2,000,000
   Municipal Assistance Corp. for City of New York, Refunding, Series J, 5.25%, 7/01/01 ...............    1,250,000     1,253,602
   Nassau County, RAN, Series D, 6.00%, 4/12/01 .......................................................    2,000,000     2,008,283
(a)New York City GO, Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, 4.95%, 8/15/23 ..........      200,000       200,000
(a)New York City HDC,
        MF Rental Housing Revenue, Brittany Development, Series A, Weekly VRDN and Put,
            4.65%, 6/15/29 ............................................................................    1,500,000     1,500,000
        MF Rental Housing Revenue, Tribeca Tower, Series A, FNMA Insured, Weekly VRDN and Put,
            4.50%, 11/15/19 ...........................................................................    2,100,000     2,100,000
        MFMR, Columbus Apartments, Series A, Weekly VRDN and Put, 6.45%, 3/15/25 ......................    1,900,000     1,900,000
(a)New York City Health and Hospital Corp. Revenue, Health Systems,
        Series A, Weekly VRDN and Put, 4.60%, 2/15/26 .................................................    1,000,000     1,000,000
        Series D, Weekly VRDN and Put, 4.45%, 2/15/26 .................................................    1,500,000     1,500,000
(a)New York City IDA, Civic Facility Revenue,
        American Civil Liberties, Weekly VRDN and Put, 4.65%, 6/01/12 .................................      900,000       900,000
        Columbia Grammer and Prep School, Weekly VRDN and Put, 4.25%, 9/30/31 .........................    2,000,000     2,000,000
        National Audubon Society, Daily VRDN and Put, 4.85%, 12/01/14 .................................      500,000       500,000
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
        Series A, Pre-Refunded on 6/15/01, 6.25%, 6/15/21 .............................................    2,450,000     2,471,961
        (a)Series C, FGIC Insured, Daily VRDN and Put, 4.95%, 6/15/22 .................................    1,200,000     1,200,000
(a)New York City Transitional Finance Authority Revenue, Future Tax Secured,
        Series A-1, Weekly VRDN Put, 4.85%, 11/15/26 ..................................................    2,000,000     2,000,000
        Sub Series B-1, 4.90%, 11/01/27 ...............................................................      400,000       400,000
   New York City Transportation Authority MTA, TECP, 4.30%, 3/08/01 ...................................    2,500,000     2,500,000
(a)New York City Trust Cultural Resources Revenue,
        American Museum Natural History, Series B, MBIA Insured, Weekly VRDN and Put, 4.55%, 4/01/21...    1,100,000     1,100,000
        Jewish Museum, Weekly VRDN and Put, 4.55%, 12/01/21 ...........................................      500,000       500,000
        Museum of Broadcasting, Weekly VRDN and Put, 4.55%, 5/01/14 ...................................    2,000,000     2,000,000
   New York Environmental Facilities Corp. TECP, 4.10%, 2/07/01 .......................................    2,500,000     2,500,000
   New York Metropolitan Transportation Authority Service Contract, Commuter Facilities, Pre-Refunded
        on 7/01/01, 6.00%, 7/01/21 ....................................................................    2,000,000     2,016,760
   New York State Dormitory Authority Revenue,
        (a)New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 4.45%, 7/01/28 .......    3,600,000     3,600,000
        (a)Oxford University Press Inc., Weekly VRDN and Put, 4.65%, 7/01/25 ..........................      700,000       700,000
        (a)Sloan Ketterring Cancer Center, Series C, Weekly VRDN and Put, 4.60%, 7/01/19 ..............    1,200,000     1,200,000
        TECP, 4.30%, 2/09/01 ..........................................................................    2,300,000     2,300,000
(a)New York State Energy Research and Development Authority PCR,
        Niagara Mohawk Power Corp., Series 1985-B, Daily VRDN and Put, 4.95%, 12/01/25 ................    1,200,000     1,200,000
        Orange and Rockland Project, Series A, AMBAC Insured, Weekly VRDN and Put, 4.55%, 8/01/15 .....    1,350,000     1,350,000
        Orange and Rockland Project, Series A, Weekly VRDN and Put, 4.55%, 10/01/14 ...................    1,000,000     1,000,000
        Rochester Gas and Electric Corp., Refunding, Series B, MBIA Insured, Weekly VRDN and Put,
            4.75%, 8/01/32 ............................................................................    3,200,000     3,200,000
(a)New York State GO, Unlimited, Refunding, Series B, Annual VRDN and Put, 4.35%, 3/15/30 .............    2,000,000     2,000,000
(a)New York State HFAR,
        Housing East 84th Street, Series A, Weekly VRDN and Put, 4.55%, 11/01/28 ......................    1,100,000     1,100,000
        Liberty View, Series A, Weekly VRDN and Put, 4.45%, 11/15/19 ..................................    1,400,000     1,400,000
        Normandie Court I Project, Weekly VRDN and Put, 4.60%, 5/15/15 ................................    2,100,000     2,100,000
(a)New York State Local Government Assistance Corp., Series F, Weekly VRDN and Put, 4.35%, 4/01/25 ....    2,100,000     2,100,000

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                                          PRINCIPAL
     FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                                AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS (CONT.)

(a)New York State Medical Care Facilities Finance Agency Revenue, Pooled Equipment Loan Program,
        II-A, Weekly VRDN and Put, 4.60%, 11/01/03 ....................................................   $  830,000   $   830,000
   New York State Power Authority Revenue & General Purpose, Series Y, AMBAC Insured, Pre-Refunded on
         1/01/01, 6.00%, 1/01/20 ......................................................................    1,500,000     1,500,124
   New York TRAN, 5.00%, 4/12/01 ......................................................................    3,000,000     3,006,519
(a)Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
       Series 2, Daily VRDN and Put, 4.90%, 5/01/19 ...................................................    1,000,000     1,000,000
(a)Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series C, AMBAC Insured, Weekly
       VRDN and Put, 4.50%, 1/01/13 ...................................................................    2,000,000     2,000,000
                                                                                                                       -----------
   TOTAL INVESTMENTS (COST $67,837,249) 99.8% .........................................................                 67,837,249
   OTHER ASSETS, LESS LIABILITIES .2% .................................................................                    113,098
                                                                                                                       -----------
   NET ASSETS 100.0% ..................................................................................                $67,950,347
                                                                                                                       ===========


See Glossary of Terms on pg. 39.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
AMBAC - American Municipal Bond Assurance Corp.
COP - Certificate of Participation
DATES - Demand Adjusted Tax-Exempt Securities
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Corp.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Assistance
GNMA - Government National Mortgage Association
GO - General Obligation
HDC - Housing Development Corp.
HFA - Housing Finance Authority/Agency
HFAR - Housing Finance Authority/Agency Revenue
IDA - Industrial Development Authority/Agency
MBIA - Municipal Bond Investors Assurance Corp.
MF - Multi-Family
MFMR - Multi-Family Mortgage Revenue
MTA - Metropolitan Transit Authority
PCR - Pollution Control Revenue
PFAR - Public Financing Authority Revenue
RAN - Revenue Anticipation Notes
TECP - Tax-Exempt Commercial Paper
TRAN - Tax and Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                                                 FRANKLIN NEW YORK       FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                                  INSURED TAX-FREE       INTERMEDIATE-TERM          TAX-EXEMPT
                                                                    INCOME FUND          TAX-FREE INCOME FUND       MONEY FUND
                                                                 ------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................          $ 229,094,603             $ 71,066,653           $67,837,249
                                                                 ------------------------------------------------------------------
  Value ..................................................            242,634,798               74,450,631            67,837,249
 Cash ....................................................                  4,384                   16,792                25,068
 Receivables:
  Capital shares sold ....................................                264,117                  336,485                38,186
  Interest ...............................................              4,884,265                1,323,582               476,817
                                                                 ------------------------------------------------------------------
      Total assets .......................................            247,787,564               76,127,490            68,377,320
                                                                 ------------------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ................................                 88,814                  247,292               269,471
  Affiliates .............................................                185,738                   32,888                37,721
  Shareholders ...........................................                195,660                   33,566                79,125
 Distributions to shareholders ...........................                276,061                  103,423                11,622
 Other liabilities .......................................                 15,942                    7,395                29,034
                                                                 ------------------------------------------------------------------
      Total liabilities ..................................                762,215                  424,564               426,973
                                                                 ------------------------------------------------------------------
       Net assets, at value ..............................          $ 247,025,349             $ 75,702,926           $67,950,347
                                                                 ==================================================================
Net assets consist of:
 Undistributed net investment income .....................          $     134,288             $     29,205           $        --
 Net unrealized appreciation .............................             13,540,195                3,383,978                    --
 Accumulated net realized loss ...........................             (4,051,320)              (3,057,286)                   --
 Capital shares ..........................................            237,402,186               75,347,029            67,950,347
                                                                 ------------------------------------------------------------------
      Net assets, at value ...............................          $ 247,025,349             $ 75,702,926           $67,950,347
                                                                 ==================================================================


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2000

                                                                         FRANKLIN NEW YORK   FRANKLIN NEW YORK    FRANKLIN NEW YORK
                                                                          INSURED TAX-FREE    INTERMEDIATE-TERM       TAX-EXEMPT
                                                                             INCOME FUND    TAX-FREE INCOME FUND      MONEY FUND
                                                                         ----------------------------------------------------------
CLASS A:
 Net assets, at value ...............................................        $ 234,527,678       $  75,702,926      $  67,950,347
                                                                         ==========================================================
 Shares outstanding .................................................           20,683,065           7,168,867         67,950,347
                                                                         ==========================================================
 Net asset value per share* .........................................        $       11.34       $       10.56      $        1.00
                                                                         ==========================================================
 Maximum offering price per share (net asset value per
 share / 95.75%, 97.75%, 100% respectively) .........................        $       11.84       $       10.80      $        1.00
                                                                         ==========================================================
CLASS C:
 Net assets, at value ...............................................        $  12,497,671                  --                 --
                                                                         ==========================================================
 Shares outstanding .................................................            1,090,443                  --                 --
                                                                         ==========================================================
 Net asset value per share* .........................................        $       11.46                  --                 --
                                                                         ==========================================================
 Maximum offering price per share (net asset value per share / 99%) .        $       11.58                  --                 --
                                                                         ==========================================================


* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                    FRANKLIN NEW YORK      FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                                    INSURED TAX-FREE       INTERMEDIATE-TERM         TAX-EXEMPT
                                                                       INCOME FUND        TAX-FREE INCOME FUND       MONEY FUND
                                                                    ---------------------------------------------------------------
Investment income:
 Interest ....................................................        $ 14,303,936            $ 3,835,207            $ 2,648,732
                                                                    ---------------------------------------------------------------
Expenses:
 Management fees (Note 3) ....................................           1,331,534                432,346                423,555
 Distribution fees (Note 3)
  Class A ....................................................             218,558                 68,814                     --
  Class C ....................................................              73,297                     --                     --
 Transfer agent fees (Note 3) ................................             123,832                 33,916                 86,683
 Custodian fees ..............................................               2,123                    476                    116
 Reports to shareholders .....................................              17,382                  7,659                  3,173
 Registration and filing fees ................................              17,518                  7,860                  7,005
 Professional fees (Note 3) ..................................              20,078                 11,244                  9,204
 Trustees' fees and expenses .................................              15,861                  4,480                  4,441
 Other .......................................................              20,879                  9,825                  7,151
                                                                    ---------------------------------------------------------------
      Total expenses .........................................           1,841,062                576,620                541,328
      Expenses waived/paid by affiliate (Note 3) .............                  --               (266,144)              (134,486)
                                                                    ---------------------------------------------------------------
       Net expenses ..........................................           1,841,062                310,476                406,842
                                                                    ---------------------------------------------------------------
        Net investment income ................................          12,462,874              3,524,731              2,241,890
                                                                    ---------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ..........................          (2,383,722)              (137,675)                    --
 Net unrealized appreciation on investments ..................          14,555,540              3,552,328                     --
                                                                    ---------------------------------------------------------------
Net realized and unrealized gain .............................          12,171,818              3,414,653                     --
                                                                    ---------------------------------------------------------------
Net increase in net assets resulting from operations .........        $ 24,634,692            $ 6,939,384            $ 2,241,890
                                                                    ===============================================================


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                                                            FRANKLIN NEW YORK
                                                                      FRANKLIN NEW YORK INSURED             INTERMEDIATE-TERM
                                                                         TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                  -----------------------------------------------------------------
                                                                       2000              1999             2000             1999
                                                                  -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................    $  12,462,874     $  13,255,975     $  3,524,731     $  3,754,559
  Net realized loss from investments .........................       (2,383,722)       (1,667,598)        (137,675)        (360,080)
  Net unrealized appreciation (depreciation) on
    investments ..............................................       14,555,540       (20,465,331)       3,552,328       (4,629,244)
                                                                  -----------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations ......................................       24,634,692        (8,876,954)       6,939,384       (1,234,765)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................      (11,751,262)      (12,758,387)      (3,591,840)      (3,723,462)
   Class C ...................................................         (515,501)         (482,398)              --               --
  Net realized gains:
   Class A ...................................................               --           (90,756)              --               --
   Class C ...................................................               --            (4,126)              --               --
                                                                  -----------------------------------------------------------------
 Total distributions to shareholders .........................      (12,266,763)      (13,335,667)      (3,591,840)      (3,723,462)
 Capital share transactions: (Note 2)
   Class A ...................................................      (19,308,187)       (7,113,827)       5,414,474       (8,789,954)
   Class C ...................................................         (410,765)        3,817,868               --               --
                                                                  -----------------------------------------------------------------
 Total capital share transactions ............................      (19,718,952)       (3,295,959)       5,414,474       (8,789,954)
      Net increase (decrease) in net assets ..................       (7,351,023)      (25,508,580)       8,762,018      (13,748,181)
Net assets
 Beginning of year ...........................................      254,376,372       279,884,952       66,940,908       80,689,089
                                                                  -----------------------------------------------------------------
 End of year .................................................    $ 247,025,349     $ 254,376,372     $ 75,702,926     $ 66,940,908
                                                                  =================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of year ................................................    $     134,288     $     (61,823)    $     29,205     $     96,314
                                                                  =================================================================


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                                                          FRANKLIN NEW YORK
                                                                                                         TAX-EXEMPT MONEY FUND
                                                                                                     ------------------------------
                                                                                                          2000             1999
                                                                                                     ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................................     $  2,241,890      $  1,539,584
 Distributions to shareholders from net investment income ......................................       (2,241,890)       (1,539,584)
 Capital share transactions (Note 2) ...........................................................       (1,214,030)       11,286,397
                                                                                                     ------------      ------------
      Net increase (decrease) in net assets ....................................................       (1,214,030)       11,286,397
Net assets (there is no undistributed net investment income at beginning or end of year)
 Beginning of year .............................................................................       69,164,377        57,877,980
                                                                                                     ------------      ------------
 End of year ...................................................................................     $ 67,950,347      $ 69,164,377
                                                                                                     ============      ============



                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of three series (the Funds). The Funds' investment objectives are to provide a high level of current income exempt from federal and New York personal income taxes, while seeking preservation of capital. The New York Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments. The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

b. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. For the Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INSURANCE:

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Fund, or paid by a third party.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Funds. The Funds estimate that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments as listed below.

                                                   ESTIMATED
                                                 COST INCREASE
                                                    DUE TO
                                                 AMORTIZATION
        FUND                                        CHANGE
        -------------------------------------------------------
        Franklin New York Insured
         Tax-Free Fund                              $20,999
        Franklin New York Intermediate-Term
         Tax-Free Fund                              $10,486

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                                       CLASS A & CLASS C
-------------------------------------------------------------------------------------------------------------
Franklin New York Intermediate-Term Tax-Free Income Fund      Franklin New York Insured Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At December 31, 2000, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                                                                       FRANKLIN
                                                                                           FRANKLIN NEW YORK           NEW YORK
                                                           FRANKLIN NEW YORK INSURED        INTERMEDIATE-TERM          TAX-EXEMPT
                                                             TAX-FREE INCOME FUND          TAX-FREE INCOME FUND        MONEY FUND
                                                           ------------------------------------------------------------------------
                                                             SHARES        AMOUNT          SHARES        AMOUNT           AMOUNT
                                                            ---------    ------------     ---------    ------------    ------------
CLASS A SHARES:
Year Ended December 31, 2000
 Shares sold ...........................................    1,675,177    $ 18,364,119     1,794,361    $ 18,308,985    $ 90,014,445
 Shares issued in reinvestment of distributions ........      560,253       6,124,792       199,118       2,031,874       2,235,822
 Shares redeemed .......................................   (4,027,027)    (43,797,098)   (1,467,732)    (14,926,385)    (93,464,297)
                                                           ------------------------------------------------------------------------
 Net increase (decrease) ...............................   (1,791,597)   $(19,308,187)      525,747    $  5,414,474    $ (1,214,030)
                                                           ========================================================================
Year Ended December 31, 1999
 Shares sold ...........................................    3,689,287    $ 41,578,212     1,860,922    $ 19,607,579    $ 61,171,773
 Shares issued in reinvestment of distributions ........      610,077       6,907,377       204,183       2,136,304       1,539,854
 Shares redeemed .......................................   (4,917,014)    (55,599,416)   (2,912,303)    (30,533,837)    (51,425,230)
                                                           ------------------------------------------------------------------------
 Net increase (decrease) ...............................     (617,650)   $ (7,113,827)     (847,198)   $ (8,789,954)   $ 11,286,397
                                                           ========================================================================
CLASS C SHARES:
Year Ended December 31, 2000
 Shares sold ...........................................      239,678    $  2,662,175
 Shares issued in reinvestment of distributions ........       29,394         324,517
 Shares redeemed .......................................     (309,621)     (3,397,457)
                                                           --------------------------
 Net decrease ..........................................      (40,549)   $   (410,765)
                                                           ==========================
Year ended December 31, 1999
 Shares sold ...........................................      468,274    $  5,352,278
 Shares issued in reinvestment of distributions ........       31,185         355,633
 Shares redeemed .......................................     (168,128)     (1,890,043)
                                                           --------------------------
 Net increase ..........................................      331,331    $  3,817,868
                                                           ==========================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                            AFFILIATION
        -----------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                                Investment manager
        Franklin Templeton Services, LLC (FT Services)                    Administrative manager
        Franklin/Templeton Investor Services, LLC (Investor Services)     Transfer agent
        Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

       ANNUALIZED
        FEE RATE        NET ASSETS
       --------------------------------------------------------------------
          .625%         First $100 million
          .500%         Over $100 million, up to and including $250 million
          .450%         In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                  FRANKLIN NEW YORK           FRANKLIN NEW YORK         FRANKLIN NEW YORK
                                                  INSURED TAX-FREE            INTERMEDIATE-TERM             TAX-EXEMPT
                                                     INCOME FUND             TAX-FREE INCOME FUND           MONEY FUND
                                                  ------------------------------------------------------------------------
Net commissions paid..............................     $29,591                     $10,415                   $   --
Contingent deferred sales charges.................     $15,627                     $ 1,696                   $5,000

The Funds paid transfer agent fees of $244,431 of which $174,151 was paid to Investor Services.

Included in professional fees are legal fees of $8,715 that were paid to a law firm in which a partner was an officer of the Funds.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES

At December 31, 2000, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                 FRANKLIN
                                                       FRANKLIN                   NEW YORK
                                                        NEW YORK                INTERMEDIATE-
                                                   INSURED TAX-FREE             TERM TAX-FREE
                                                       INCOME FUND               INCOME FUND
                                                   -------------------------------------------
        Capital loss carryovers expiring in:
         2002......................................    $       --                 $2,297,936
         2004......................................            --                    261,595
         2007......................................      1,575,765                   213,880
         2008......................................      2,471,475                   283,875
                                                        ------------------------------------
                                                        $4,047,240                $3,057,286
                                                        ====================================

At December 31, 2000, the Insured Fund had deferred capital losses occurring subsequent to October 31, 2000 of $4,080. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

At December 31, 2000 the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                FRANKLIN
                                             FRANKLIN            NEW YORK
                                             NEW YORK          INTERMEDIATE-
                                        INSURED TAX-FREE       TERM TAX-FREE
                                           INCOME FUND          INCOME FUND
                                        --------------------------------------
        Investments at cost.............   $229,094,603        $ 71,066,653
                                           ================================
        Unrealized appreciation.........   $ 13,576,558        $  3,448,415
        Unrealized depreciation.........       (36,363)             (64,437)
                                           --------------------------------
        Net unrealized appreciation.....   $ 13,540,195        $  3,383,978
                                           ================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000, were as follows:

                                                         FRANKLIN
                                 FRANKLIN                 NEW YORK
                                 NEW YORK              INTERMEDIATE-
                              INSURED TAX-FREE         TERM TAX-FREE
                                INCOME FUND             INCOME FUND
                              --------------------------------------
        Purchases............. $46,775,100              $19,576,128
        Sales................. $61,882,319              $13,442,688

FRANKLIN NEW YORK TAX-FREE TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FRANKLIN NEW YORK TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin New York Tax-Free Trust (hereafter referred to as the "Trust") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
February 9, 2001


FRANKLIN NEW YORK TAX-FREE TRUST
Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended December 31, 2000.

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